UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 11, 2026
CEA INDUSTRIES INC.
(Exact name of registrant as specified in its charter)

Nevada	001-41266	27-3911608
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)
385 South Pierce Avenue, Suite C
Louisville, Colorado 80027
(Address of principal executive office) (Zip Code)
(303) 993-5271
(Registrants’ telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001	BNC	Nasdaq Capital Market
Warrants to purchase Common Stock	BNCWW	Nasdaq Capital Market
Warrants to purchase Common Stock	BNCWZ	Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
On June 11, 2026, the management of CEA Industries Inc. (the “Company”), with the concurrence of the Audit Committee of the Board of Directors, concluded that the previously issued condensed consolidated financial statements included in the Company’s Quarterly Reports on Form 10-Q for the (i) three months ended October 31, 2025, the period from June 7, 2025 through October 31, 2025 (the “Second Quarter Successor” period) and the period from May 1, 2025 through June 6, 2025 (the “Predecessor” period), originally filed with the Securities and Exchange Commission (the “SEC”) on December 15, 2025 (the “Second Quarter Form 10-Q”) and (ii) three months ended January 31, 2026 and the period from June 7, 2025 through January 31, 2026 (the “Third Quarter Successor” period) and the Predecessor period, originally filed with the SEC on March 16, 2026 (the “Third Quarter Form 10-Q” and together with the Second Quarter 10-Q, the “Quarterly Reports on Form 10-Q”) should no longer be relied upon.
The conclusion was based on the identification of an error in the calculation of the weighted-average number of shares outstanding used in determining basic and diluted earnings per share (“EPS”). The error resulted in an understatement of basic and diluted weighted-average shares outstanding, which in turn understated or overstated basic and diluted EPS. For the three months ended October 31, 2025, basic and diluted weighted average number of shares were understated by 2,214,508 shares and as a result, basic and diluted EPS were overstated by $0.21. For the Second Quarter Successor period, basic weighted average shares were understated by 1,857,056 shares and diluted weighted average shares were understated by 857,057 shares and as a result, basic and diluted EPS were overstated by $0.45. For the three months ended January 31, 2026, basic and diluted weighted average number of shares were understated by 2,376,236 shares and as a result, basic and diluted EPS were understated by $0.08. For the Third Quarter Successor period, basic weighted average shares were understated by 21,806,662 shares and diluted weighted average shares were understated by 21,806,663 shares and as a result, basic EPS was overstated by $4.26 and diluted EPS was overstated by $4.21. The error did not impact the Company’s net income (loss), total assets, total liabilities, stockholders’ equity, revenue, cash flows, or net income (loss) available to common stockholders in each affected period.
The Company intends to file amendments to the Quarterly Reports on Form 10-Q to restate the affected financial statements and related disclosures for the three months ended October 31, 2025, the Second Quarter Successor period, the second quarter Predecessor period, the three months ended January 31, 2026, the Third Quarter Successor period and the third quarter Predecessor period.
Management, along with the Audit Committee, has discussed the matters disclosed in this Form 8-K with Sadler, Gibb & Associates, LLC the Company’s independent registered public accounting firm.

Item 9.01 Financial Statements and Exhibits
(d)Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Dated: June 17, 2026

CEA INDUSTRIES INC.

By:	/s/ David Namdar
Name:	David Namdar
Title:	Chief Executive Officer